UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 12, 2021

ZEUUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-214815	37-1830331
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9th Floor, 31 West 27th Street
New York, NY		10001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(888) 469-3887

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2021, we entered into an Asset Purchase Agreement with Andrei Seleznev, Nikolay Alekseev, and Ilia Alekseev (collectively, “Sellers”) to purchase the assets comprising the Wind Turbine Technology (as defined in the agreement) in exchange for $100,000 in cash and shares of our common stock worth $266,667 (based on the average of the closing price per share of our common stock for the 30 trading days prior to the effective date of the agreement) to be issued to each of the Sellers. The cash and common stock consideration will be divided equally among the Sellers. Each Seller agreed to not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any these shares for the period commencing on the closing date and terminating 18 months thereafter. These securities were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Each Seller is an “accredited investor” as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged, in writing, that the securities were acquired and will be held for investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith. In addition, we agreed to enter into agreements to employ Sellers to further develop the wind turbine technology and acquired assets. The closing of this transaction is currently scheduled for June 6, 2021.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.02	Asset Purchase Agreement by and among Zeuus, Inc., and Andrei Seleznev, Nikolay Alekseev, and Ilia Alekseev dated May 12, 2021	Attached

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEUUS, INC.

Dated: May 12, 2021	By:	/s/ Bassam Al-Mutawa
Bassam Al-Mutawa
Chief Executive Officer